Exhibit 4.1

025439

NUMBER

HHCF

SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

HORSEHEAD HOLDING CORP.

CUSIP U44072 10 3

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

SPECIMEN

is the owner of

Horsehead Holding Corp.

This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Dated:

VICE PRESIDENT - CORPORATE ADMINISTRATION, GENERAL COUNSEL AND SECRETARY

HORSEHEAD HOLDING CORP. CORPORATE SEAL DELAWARE

PRESIDENT AND CEO

COUNTERSIGNED AND REGISTERED:
NATIONAL CITY BANK
(Cleveland, Ohio)
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE, OF
Horsehead Holding Corp.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate, properly endorsed.
This Certificate is not valid unti: countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:

     THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.
     THIS SECURITY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS SECURITY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.
     THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF HORSEHEAD HOLDING CORP. (THE “COMPANY”), AND ITS AGENTS THAT, ABSENT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT: THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) TO THE COMPANY OR A SUBSIDIARY THEREOF, (II) TO A “QUALIFIED INSTITUTIONAL BUYER” PURSUANT TO RULE 144A, (III) A PERSON WHO IS NOT A UNITED STATES PERSON IN AN “OFFSHORE” TRANSACTION PURSUANT TO REGULATION S OR (IV) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, AS CONFIRMED TO THE ISSUER BY AN OPINION OF COUNSEL IF REQUESTED, SUBJECT IN EACH OF THE FOREGOING CASES TO COMPLIANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY JURISDICTION.
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT-	Custodian
TEN ENT	- as tenants by the entireties		(Cust)	(Minor)

JT TEN	- as Joint tenants with right of		under Uniform Gifts to Minors

	of survivorship and not as tenants		Act
	in common		(status)
Additional abbreviations may also be used though not in the above list.
For Value Received,                                          hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS. SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.